UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2024

VASO CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-18105	11-2871434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

137 Commercial St., Suite 200, Plainview, New York 11803

(Address of Principal Executive Offices and Zip Code)

(516) 997-4600

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Exchange Act (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

As previously announced, on December 6, 2023, Vaso Corporation, a Delaware corporation (“Vaso”) entered into a definitive business combination agreement (the “Business Combination Agreement”), by and among Vaso, Achari Ventures Holdings Corp. I (“Achari”), and Achari Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Achari. Pursuant to the Business Combination Agreement, the parties have agreed to consummate certain transactions (collectively, the “Business Combination”), subject to the terms and conditions of the Business Combination Agreement.

On August 8, 2024, in connection with the Business Combination, Vaso filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14-A (the “Proxy Statement”), and Vaso commenced mailing the Proxy Statement on August 12, 2024.

On September 10, 2024, Vaso held an special meeting of its stockholders (the “Special Meeting”), at which stockholders holding 129,015,962 shares of common stock held of record as of July 15, 2024, the record date for the Special Meeting, were present or by proxy, representing 73.6% of the voting power of Vaso’s common stock as of the record date for the Special Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the Proxy Statement. A summary of the voting results at the Special Meeting are set forth below:

The stockholders approved the Business Combination Proposal, the Director Election Proposal, and the Ratification Proposal (each as defined in the Proxy Statement, and collectively, the “Business Combination Proposals”).

The voting results for each of the Business Combination Proposals were as follows:

Proposal No. 1: The Business Combination Proposal

For	Against	Abstain	Broker Non-Votes
125,596,668	3.345,378	73,916	0

Proposal No. 2: The Director Election Proposal

Director: Jun Ma

For	Against	Abstain	Broker Non-Votes
124,242,823	4,773,139	0	0

Director: David Lieberman

For	Against	Abstain	Broker Non-Votes
124,385,610	4,630,352	0	0

Proposal No. 3: The Ratification Proposal

For	Against	Abstain	Broker Non-Votes
125,487,261	2,616,671	912,030	0

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

Item 8.01 Other Events

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions contemplated by the Business Combination Agreement (the “Transactions”) are expected to be consummated promptly. Following the consummation of the Transactions, the common stock of Vaso after the completion of the Business Combination is expected to begin trading on the Nasdaq Stock Market LLC (the “Nasdaq”) under the ticker symbol “VASO” and the warrants of Vaso after the completion of the Business Combination are expected to trade on the Nasdaq under the ticker symbol “VASOW.”

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the approval of certain proposals at the Special meeting or the implementation of the Extension Proposals, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Current Report are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to update these statements for revisions or changes after the date of this Current Report, except as required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2024

VASO CORPORATION

By:	/s/ Jun Ma
Name:	Jun Ma
Title:	Chief Executive Officer and President

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